UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 29, 2013

(January 4, 2013)

RANGEFORD RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54306	77-116182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’CONNOR BOULEVARD, SUITE 1820, IRVING, TX 75039
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(970) 218-7080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant

On January 9, 2012, we filed the initial Current Report on Form 8-K to disclose that on January 4, 2013, LBB & Associates, Ltd., LLP (“LBB”) resigned as our independent registered public accounting firm; our Board engaged LBB on December 4, 2012.  We are filing this amendment in response to comments we received from the SEC regarding such initial Current Report, specifically to note that our board of directors approved the resignation and consequential change in our accountant, that there was no disagreement with LBB through the date of resignation and to attach LBB's letter stating their approval of the contents of this Current Report as an exhibit hereto.

On January 4, 2013, LBB resigned as Rangeford Resources, Inc.’s (the “Company”) independent registered public accounting firm. On the same date, the Board of directors approved the change in accountants by accepting the resignation of LBB and commencing the process of selecting an independent registered public accounting firm to serve as our independent registered public accounting firm.

LBB was not involved with the Company’s most recent fiscal year ended March 31, 2012, nor its recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.   LBB has filed no reports on the Company’s financial statements.

During the time of LBB's engagement as our independent registered public accounting firm and through January 4, 2013, the date of resignation, there were no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to LBB's satisfaction would have caused it to make reference thereto in connection with its reports on our financial statements. During the time of LBB's engagement as our independent registered public accounting firm and through the date of this 8-K/A, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

We provided LBB with a copy of the foregoing disclosure and requested LBB to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 29, 2013, furnished by LBB is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

We are undertaking the process of selecting an independent registered public accounting firm to serve as our auditor.  Upon selection, we will file an 8-K upon final appointment.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from LBB, dated January 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGEFORD RESOURCES, INC.

Date:	January 31, 2013	By: /s/ Steven R. Henson
Steven R. Henson, President

LBB & ASSOCIATES LTD., LLP

10260 Westheimer, Suite 310

Houston, TX 77042

713-800-4343 (ph)   -   713-583-2263 (fax)

January 29, 2013

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

Rangeford Resources, Inc. (the “Company”) provided to us a copy of the Company’s response to Item 4.01 of Form 8-K/A, dated January 29, 2013.  We have read the Company’s statements included under Item 4.01 of its Form 8-K/A and we agree with such statements insofar as they relate to our firm.

Very truly yours,

LBB & Associates Ltd., LLP

Houston, TX

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